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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 27, 2000


                  METROPOLITAN MORTGAGE & SECURITIES CO., INC.
                  --------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)

          Washington                   0-22041                 91-0609840
-------------------------------   ------------------    ------------------------
 (State or other jurisdiction      (Commission File          (IRS Employer
       of incorporation)                Number)          Identification Number)

                601 W. 1st Avenue, Spokane, Washington 99201-5015
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (509) 838-3111

                                      None
          ------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On September 27, 2000, Metropolitan Mortgage & Securities Co., Inc. (the "Registrant"), amended (the "Amendment") its Master Repurchase Agreement (the "Agreement") dated as of March 24, 1998, as amended, among the Registrant, Metwest Mortgage Services, Inc. and Banc of America Mortgage Capital Corporation ("Banc of America"). In the Amendment, Banc of America agreed to delay, until October 31, 2000, the enforcement of any of its rights relating to the Registrant's non-compliance with the minimum net worth and the maximum debt to net worth ratio requirements of the Agreement. The Amendment also reduces the amount available for purchase under the Agreement to a maximum aggregate principal amount of $50,000,000 and changes the termination date to November 2, 2000. The Amendment is attached hereto and referenced as Exhibit 10.6.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

            Exhibit 10.1     Master Repurchase Agreement (1)

            Exhibit 10.2 Amendment No. 1 to the Master Repurchase Agreement, dated as of May 26, 1998.

            Exhibit 10.3 Amendment No. 1(a) to the Master Repurchase Agreement, dated as of October 8, 1998.

            Exhibit 10.4 Amendment No. 2 to the Master Repurchase Agreement, dated as of March 8, 1999.

            Exhibit 10.5 Amendment No. 3 to the Master Repurchase Agreement, dated as of February 11, 2000.

            Exhibit 10.6 Amendment No. 5 to the Master Repurchase Agreement, dated as of September 27, 2000.
            --------

            (1) Incorporated by reference to exhibit 10(f) to the
                Registrant's Form 10-Q for the quarter ended June 30, 1998, filed August 12, 1998.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    METROPOLITAN MORTGAGE & SECURITIES CO., INC.

Date:  October 11, 2000             By: /s/ William D. Snider
                                       -------------------------------------
                                        William D. Snider
                                        Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------

Exhibit 10.1        Master Repurchase Agreement (1)

Exhibit 10.2 Amendment No. 1 to the Master Repurchase Agreement, dated as of May 26, 1998.

Exhibit 10.3 Amendment No. 1(a) to the Master Repurchase Agreement, dated as of October 8, 1998.

Exhibit 10.4 Amendment No. 2 to the Master Repurchase Agreement, dated as of March 8, 1999.

Exhibit 10.5 Amendment No. 3 to the Master Repurchase Agreement, dated as of February 11, 2000.

Exhibit 10.6 Amendment No. 5 to the Master Repurchase Agreement, dated as of September 27, 2000.

                     --------

                     (1) Incorporated by reference to exhibit 10(f) to the
                         Registrant's Form 10-Q for the quarter ended June 30, 1998, filed August 12, 1998.